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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of United Parcel Service, Inc. on Form S-8 of our report dated January 30, 2001, appearing in the Annual Report on Form 10-K of United Parcel Service, Inc. for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP
Atlanta, Georgia
September 26, 2001


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